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                                                                    Exhibit 10.3

                       AMENDMENT OF EMPLOYMENT AGREEMENT
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         THIS AGREEMENT, made and entered into as of June 1, 1999 (the
"Effective Date"), by and between Clare Moran (the "Executive") and LaSalle Re Limited (the "Company");

                               WITNESSETH THAT:
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         WHEREAS, the parties have previously entered into an employment agreement dated as of October 1, 1998, (the "Employment Agreement"); and

         WHEREAS, amendment of the Employment Agreement is now desirable to reflect certain recommendations of the Compensation Committee;

         NOW, THEREFORE, it is hereby agreed by and between the Company and the Executive that the following is substituted for paragraph 7 of the Employment Agreement, effective June 1, 1999:

         "7. Non-competition. While the Executive is employed by LaSalle Re
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Limited, and for a period of twelve months following the Executive's termination of employment with LaSalle Re Limited, the Executive agrees that he or she will not directly or indirectly perform services in a financial-related position in Bermuda for a direct specialist reinsurance competitor of LaSalle Re Limited, which competitor writes similar business to that of LaSalle Re Limited that is of a predominantly property catastrophe nature. Nothing in this paragraph 7, paragraph 8, or paragraph 9 shall be construed as limiting the Executive's duty of loyalty to LaSalle Re Limited and the Holding Company while he or she is employed by LaSalle Re Limited or any other duty he or she may otherwise have to LaSalle Re Limited or the Holding Company while he or she is employed by LaSalle Re Limited."

         IN WITNESS THEREOF, the Executive has hereunto set her hand, and the Company has caused these presents to be executed in its name and on its behalf, and its corporate seal to be hereunto affixed, all as of the day and year first above written.

                                         /s/ Clare Moran
                                         ---------------------------
                                         Clare Moran

                                         LASALLE RE LIMITED

                                         By: /s/ Guy Hengesbaugh
                                             -----------------------
                                         Guy Hengesbaugh
                                         Chief Executive Officer